UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 10, 2014

WESTBURY BANCORP, INC.
(Exact Name of Registrant as Specified in Charter)

Maryland	333-184594	46-1834307
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

200 South Main Street, West Bend, Wisconsin	53095
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:    (262) 334-5563

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))

{Clients/1310/00201591.DOC/ }

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

{Clients/1310/00201591.DOC/ }

Item 2.02.	Results of Operations and Financial Condition

On February 10, 2014, Westbury Bancorp, Inc. issued a press release to announce its results of operations for the three months ended December 31, 2013. The press release and related financial information is included as Exhibit 99.1 to this report. The information included in the press release and related financial information is considered to be “furnished” under the Securities Exchange Act of 1934.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired. Not applicable.

(b)	Pro Forma Financial Information. Not applicable.

(c)	Shell Company Transactions. None.

(d)	Exhibits. None.

Exhibit No.     Description

99.1         Press Release dated February 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTBURY BANCORP, INC.
DATE: February 10, 2014	By:	/s/ Raymond F. Lipman
Raymond F. Lipman
President and Chief Executive Officer

{Clients/1310/00201591.DOC/ }

{Clients/1310/00201591.DOC/ }